UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

SCHEDULE 14A
__________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Under Rule 14a-12

Lifeward Ltd.
(Name of the Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

 Dear Shareholder,

You are cordially invited to attend an Extraordinary General Meeting of Shareholders (the “Meeting”) of Lifeward Ltd. (“we,” the “Company” or “Lifeward”) to be held at 10:00 a.m. (Eastern Standard Time) on Monday, December 30, 2024, at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. As always, we encourage you to vote your shares prior to the Meeting.

The agenda for the Meeting is set forth in the accompanying Notice of Extraordinary Meeting of Shareholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1, 2 and 3 on the agenda for the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend the Meeting, it is important that your shares be represented. Accordingly, you are kindly requested to mark, sign, date and promptly mail the enclosed proxy card at your earliest convenience so that it will be received no later than 10:00 a.m. (Eastern Standard Time) on Friday, December 27, 2024, to be validly included in the tally of ordinary shares voted at the Meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and on the proxy card.

If your ordinary shares are held in “street name,” that is, in a brokerage account or by a trustee or nominee, you should complete the voting instruction card that will be sent to you in order to direct your broker, trustee or nominee how to vote your shares. You may also be able to provide such voting instructions via the Internet.

Thank you for your continued cooperation.

Very truly yours, Joseph Turk Chairman of the Board of Directors November 25, 2024

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT NOVEMBER 25, 2024.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

To the shareholders of Lifeward Ltd.:

Notice is hereby given that an Extraordinary Meeting of Shareholders (the “Meeting”) of Lifeward Ltd. (“we,” the “Company” or “Lifeward”) will be held at 10:00 a.m. (Eastern Standard Time) on Monday, December 30, 2024, at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

The agenda of the Meeting will be as follows:

1.	To amend the Company’s Sixth Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.

2.	To approve the Company’s 2024 Incentive Compensation Plan.

3.	To approve a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 14,286 restricted stock units (“RSUs”) and 14,285 performance-based RSUs.

4.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The proposals above are described more fully in the accompanying Proxy Statement, which we urge you to read in its entirety.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1, 2 and 3 on the agenda for the Meeting.

The affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”) is necessary for the approval of each of the Proposals. Under Israeli law, Proposal 3 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a majority of the voting power represented at the Meeting in person or by proxy and voting thereon, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the proposal does not exceed two percent of the outstanding voting power in the Company. More detailed information regarding this approval requirement appears below under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting.”

Only shareholders of record at the close of business on the record date of November 20, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

If you are unable to attend the Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us no later than 10:00 a.m. (Eastern Standard Time) on the business day before the Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later‑dated proxy card or if you vote your shares in person at the Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares. If your shares are held in “street name,” meaning in the name of a bank, broker or other record holder, you must either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder to vote the shares at the Meeting on behalf of the record holder as well as a statement from such record holder that it did not vote such shares on your behalf.

Further, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, which at the Meeting will be only Proposal 1, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. At the Meeting, each of Proposals 2 and 3 is considered a non-routine matter.
Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

By Order of the Board of Directors, Joseph Turk Chairman of the Board of Directors November 25, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 30, 2024

You are urged to mark, date, sign and promptly return the proxy card in the envelope provided to you so that, if you are unable to attend the Meeting, your shares can be voted. The Notice and Proxy Statement are available at http://ir.golifeward.com.

- ii -

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2
DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S SIXTH AMEDED AND RESTATED ARTICLES OF ASSOCIATION TO ELIMINATE THE PAR VALUE OF THE COMPANY’S ORDINARY SHARES	9
PROPOSAL 2 – APPROVAL OF THE COMPANY’S 2024 INCENTIVE COMPENSATION PLAN	10
PROPOSAL 3 – APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI, OUR CEO	17
OTHER BUSINESS	18
ADDITIONAL INFORMATION	18
APPENDIX A – 2024 INCENTIVE COMPENSATION PLAN	A-1

200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of ordinary shares, par value NIS 1.75 each, of Lifeward Ltd. (“we,” the “Company”, or “Lifeward”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the Extraordinary General Meeting of Shareholders (the “Meeting”) to be held at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A., on Monday, December 30, 2024, at 10:00 a.m. (Eastern Standard Time) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Extraordinary General Meeting of Shareholders. We are first making available this Proxy Statement and accompanying materials to shareholders on or about November 25, 2024.

The agenda of the Meeting will be as follows:

1.	To amend the Company’s Sixth Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.

2.	To approve the Company’s 2024 Incentive Compensation Plan.

3.	To approve a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 14,286 restricted stock units (“RSUs”) and 14,285 performance-based RSUs.

4.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS ABOUT THE MEETING

GENERAL

Q:	When and where is the Extraordinary General Meeting of Shareholders being held?

A:
The Meeting will be held on Monday, December 30, 2024, at 10:00 a.m. (Eastern Standard Time), at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. As always, we encourage you to vote your shares prior to the Meeting. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

Q:	Who can attend the Meeting?

A:
Any shareholder of the Company as of the Record Date (as defined above) may attend. Please note that space limitations make it necessary to limit attendance to shareholders. Admission will be on a first-come, first-served basis. Current proof of ownership of Lifeward’s shares as of the Record Date, as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a current brokerage statement or other form of proof reflecting ownership as of the Record Date with you to the Meeting. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Meeting.

Q:	Who is entitled to vote?

A:
Only holders of Lifeward’s ordinary shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each ordinary share owned as of the Record Date. Ordinary shares held in our treasury, which are not considered outstanding, will not be voted. On November 20, 2024, there were 8,808,143 ordinary shares outstanding entitled to vote and there were no outstanding shares of any other class.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

HOW TO VOTE YOUR SHARES

Q:       How do I vote?

A:
You may vote in person. Ballots will be passed out at the Meeting to anyone who wants to vote at the Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If you are a shareholder of record, meaning that your shares are held directly in your name, you may vote in person at the Meeting. However, if your shares are held in “street name” (that is, through a bank, broker or other nominee), you must first obtain a signed proxy from the record holder (that is, your bank, broker or other nominee) before you vote at the Meeting.

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you should have received this Proxy Statement from the bank, broker or other nominee, along with its proxy card with voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Thus, if you are a “street name” holder, your votes will be processed based on your instructions to your bank, broker or other nominee on how to vote the ordinary shares. Because you are not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares directly, giving you the right to vote the shares at the Meeting.

You may vote by mail. Both shareholders of record and “street name” holders can do this by completing the proxy card (for shareholders of record) or voting instruction card (for “street name” holders”) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

Q:	What is the difference between holding shares as a shareholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

A:
Many Lifeward shareholders hold their shares in “street name,” meaning through a bank, broker or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent Equiniti Trust Company, LLC of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. If you are a shareholder of record, you have the right to grant your voting proxy directly to Lifeward or to vote in person at the Meeting. If you hold your shares directly in your own name and do not provide a proxy, your shares will not be voted.

“Street Name” Holders (Beneficial Owners)

If your shares are held through a bank, broker or other nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker or other nominee on how to vote your shares for the Meeting. You also may attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting, unless you first obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares. Your bank, broker or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker or other nominee regarding how to vote your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares without your instructions only on routine matters. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Thus, while your broker may vote on Proposal 1 without instructions from you, your broker may not vote on Proposals 2 and 3 unless you provide instructions. In the event of a broker non-vote, the shares held by you will be included in determining the presence of a quorum at the Meeting but are not considered “present” for purposes of voting on the proposals. It is important for a shareholder that holds ordinary shares through a bank, broker or other nominee to instruct its bank, broker or other nominee regarding how to vote its shares if the shareholder wants its shares to count towards the vote tally for a given proposal.

Q:	Does Lifeward recommend I vote in advance of the Meeting?

A:	Yes. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.

Q:	If I vote by proxy, can I change my vote or revoke my proxy?

A:	Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. If you are a shareholder of record, you may do this by:

•	filing a written notice of revocation with our Chief Financial Officer, delivered to our address above;
•	delivering a timely later-dated proxy card or voting instruction form; or
•	attending the Meeting and voting (attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting via “legal proxy” at the Meeting.

Q:	How are my votes cast when I submit a proxy vote?

A:
When you submit a proxy vote, you appoint Larry Jasinski and Michael Lawless, or either of them, as your representative(s) at the Meeting. Your shares will be voted at the Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received by 10:00 a.m. (Eastern Standard Time) on Friday, December 27, 2024, which is the business day prior to the Meeting, and not revoked prior to the Meeting, or which is presented to the chairperson at the Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Meeting in accordance with your instructions, or if no instructions are received, the persons named as proxies will vote in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

Q:	What does it mean if I receive more than one proxy card from the Company?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURES AT THE MEETING

Q:	What constitutes a quorum?

A:
In order for us to conduct business at the Meeting, two or more shareholders must be present, in person or by proxy, representing at least 33-1/3% of the ordinary shares outstanding as of the Record Date. This is referred to as a quorum.

Ordinary shares represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. As discussed further above, a “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non‑votes will be counted as present in determining if a quorum is present.

Q:	What happens if a quorum is not present?

A:
If a quorum is not present, the Meeting will be adjourned to the same day at the same time the following week, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the shares present in person or by proxy and voting on the question of adjournment.

Q:	How will votes be counted?

A:	Each outstanding ordinary share is entitled to one vote for each proposed resolution to be voted on at the Meeting. Our Articles of Association do not provide for cumulative voting.

Q:	What are the requirements for approval of each of the proposals and how will votes (and discretionary voting) be handled?

A:
The following chart details the votes required for each of the proposals, the treatment of abstentions and broker non-votes for each of the proposals, and whether the proposals permit discretionary voting.

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposal 1: Approval of an amendment to the Company’s Sixth Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	Yes.
Proposal 2: Approval of the Company’s 2024 Incentive Compensation Plan.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.
Proposal 3: Approval of a grant to Larry Jasinski, our Chief Executive Officer, of 14,286 RSUs and 14,285 performance-based RSUs.	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 3.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.

Special Majority

Under Israeli law, Proposal 3 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a simple majority of shares voted at the Meeting, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. We refer to this threshold in this Proxy Statement as a “Special Majority.”

The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager. To the knowledge of the Company, there is no shareholder who is a controlling shareholder.

Under the Israel Companies Law 5759-1999 (the “Israel Companies Law”), a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of the foregoing, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our ordinary shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that using the form of proxy enclosed herewith will not create a personal interest.

Under the Israel Companies Law, every voting shareholder is required to notify the Company whether such shareholder is a Controlling Shareholder or has a Personal Interest. To avoid confusion, every shareholder voting by means of the enclosed proxy card or voting instruction form, or via telephone or internet voting, will be deemed to confirm to the Company that such shareholder is NOT a Controlling Shareholder and does NOT have a Personal Interest. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority required for approval of Proposal 3), please notify the Company’s Chief Financial Officer by telephone at phone number +508-281-7274 or by email at mike.lawless@golifeward.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

Q:	How will my shares be voted if I do not provide instructions on the proxy card?

A:
If you are the record holder of your shares and return a properly executed proxy card to us no later than 10:00 a.m. (Eastern Standard Time) on the business day before the Meeting, but do not specify on your proxy card how you want to vote your shares, your shares will be voted as to each of the proposals in accordance with the recommendation of the Board, as follows:

1. “FOR” the approval of an amendment the Company’s Sixth Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.

2. “FOR” the approval of the Company’s 2024 Incentive Compensation Plan.

3.           “FOR” the approval of a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 14,286 RSUs and 14,285 performance-based RSUs.

The named proxies will act in accordance with the best judgment of the named proxies on any other matters properly brought before the Extraordinary General Meeting and any postponement(s) or adjournment(s) thereof to the extent permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

HOW TO FIND VOTING RESULTS

Q:	Where do I find the voting results of the Meeting?

A:
We plan to announce preliminary voting results at the Meeting. The final voting results will be reported following the Meeting on the “Investors” portion on our website at www.golifeward.com and in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

 SOLICITATION OF PROXIES

Q:	Who will bear the costs of solicitation of proxies for the Meeting?

A:
Lifeward will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and employees of Lifeward may solicit proxies from shareholders by telephone, in person or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by Lifeward for their reasonable out-of-pocket expenses.

HOW TO FIND MORE INFORMATION

Q:	Who can I contact for more information or questions about the Meeting or the Proposals on the agenda for the Meeting?

A:
For more information or questions about the Meeting or any of the Proposals on the agenda for the Meeting, please contact the Company’s Chief Financial Officer by telephone at phone number +508-281-7274 or by email at mike.lawless@golifeward.com.

POSITION STATEMENTS

Q:	Can a shareholder express an opinion on a proposal prior to the Meeting?

A:
In accordance with the Israel Companies Law and regulations promulgated thereunder, any Lifeward shareholder may submit a position statement on its behalf, expressing its position on an agenda item for the Meeting, to Lifeward Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A, Attention: Chief Financial Officer, or by email to mike.lawless@golifeward.com, no later than December 20, 2024. Position statements must be in English and otherwise must comply with applicable law. We will make publicly available any valid position statement that we receive.

DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED

We are first mailing this Proxy Statement and accompanying materials to shareholders on or about November 25, 2024. This Proxy Statement is also available at http://ir.golifeward.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 20, 2024, there were 8,808,143 ordinary shares outstanding, excluding ordinary shares issuable in connection with the exercise of outstanding warrants or outstanding options or upon the vesting of restricted stock units (“RSUs”). The voting rights of all shareholders are the same.

The following table sets forth certain information as of November 20, 2024, concerning the number of ordinary shares beneficially owned, directly or indirectly, by:

(1)    each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding ordinary shares;

(2)    each of our directors and director nominees;

(3)    each of our named executive officers; and

(4)    all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of November 20, 2024, and shares subject to RSUs that were vested as of or will vest within 60 days of November 20, 2024, are deemed to be outstanding and to be beneficially owned by the person holding such options, RSUs or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

Under the terms of the terms of certain outstanding warrants, a holder may not exercise the warrants to the extent that such shareholder, together with its affiliates, would beneficially own, after such exercise, more than 4.99% or 9.99% of the ordinary shares then outstanding, as applicable (subject to the right of the shareholder with a 4.99% ownership limitation to increase or decrease such beneficial ownership limitation upon notice to us, provided that such limitation cannot exceed 9.99%), and provided that any increase in the beneficial ownership limitation shall not be effective until 61 days after such notice is delivered. Consistent with beneficial ownership reporting principles under Section 13(d) of the Exchange Act, the below table only shows ordinary shares underlying warrants that are deemed to be beneficially owned, assuming compliance with these ownership limitations.

All information with respect to the beneficial ownership of any principal shareholder has been furnished by such shareholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the ordinary shares shown as beneficially owned, subject to community property laws, where applicable. The ordinary shares beneficially owned by our directors and officers may include shares owned by their respective family members, as to which such directors and officers disclaim beneficial ownership. Unless otherwise noted below, each shareholder’s address is c/o Lifeward Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A.

Ordinary Shares Beneficially Owned
Name	Number of Shares	Percentage
5%-or-More Beneficial Owners:
Lind Global Funds(1)	1,431,106	16.2%
Named Executive Officers and Directors:
Larry Jasinski(2)	61,705	*
Randel Richner(3)	25,852	*
Dr. John William Poduska(4)	20,102	*
Joseph Turk(5)	27,134	*
Hadar Levy(6)	15,656	*
Michael Swinford(7)	5,020	*
Robert J. Marshall(8)	—	—
Almog Adar(9)	16,516	*
Jeannine Lynch(10)	18,641	*
Michael A. Lawless (11)	26,112	*
Charles Remsberg(12)	7,142	*
All directors and executive officers as a group (eleven) persons) (13)	223,880	2.5%

___________
*          Ownership of less than 1%.

(1)
Based on a Schedule 13D/A filed on September 28, 2023, and subsequent Form 4 filings, by Lind Global Fund II LP (“Global Fund II”), Lind Global Partners II LLC, Lind Global Macro Fund LP, Lind Global Partners LLC (together, the “Lind Global Funds”) and Jeff Easton (together with the Lind Global Funds, the “Reporting Persons”). The foregoing excludes warrants to purchase 247,334 ordinary shares, because each of the warrants includes a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the ordinary shares then outstanding. Without such provisions, the Reporting Persons may have been deemed to have beneficial ownership of the ordinary shares underlying such warrants. Jeff Easton, the managing member of Lind Global Partners II LLC and Lind Global Partners LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Macro Fund, LP and Lind Global Fund II LP. The principal business address of the Reporting Persons is 444 Madison Avenue, Floor 41, New York, N.Y. 10022.

(2)	Consists of 57,969 ordinary shares, including exercisable options to purchase 3,736 ordinary shares.
(3)	Consists of 25,852 ordinary shares.
(4)	Consists of 20,033 ordinary shares, including exercisable options to purchase 69 ordinary shares.
(5)	Consists of 27,134 ordinary shares.
(6)	Consists of 15,656 ordinary shares.
(7)	Consists of 5,020 ordinary shares.
(8)	Mr. Marshall joined our Board of Directors on November 2, 2024.
(9)	Consists of 16,516 ordinary shares.
(10)	Consists of 18,641 ordinary shares.
(11)	Consists of 26,112 ordinary shares.
(12)	Consists of 7,142 ordinary shares.
(13)
Consists of (i) 220,075 ordinary shares directly or beneficially owned by our executive officers and our six directors other than Mr. Jasinski and (ii) 3,805 ordinary shares constituting the cumulative aggregate number of options granted to the executive officers and directors.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S SIXTH AMENDED
AND RESTATED ARTICLES OF ASSOCIATION TO ELIMINATE THE PAR
VALUE OF THE COMPANY’S ORDINARY SHARES

The Company’s authorized share capital is currently NIS 43,750,000, consisting of 25,000,000 ordinary shares, par value NIS 1.75 per share. Historically, the concept of par value served to protect creditors and shareholders by ensuring that a company received at least the par value (or minimum price) as consideration for the issuance of shares of common stock. However, over time the concept of par value has lost its significance for a variety of reasons, including recognition that creditors and shareholders are protected, or can be protected, through other means. Currently, many companies that incorporate today have no par value or use a nominal par value. In addition, the Israel Companies Law does not require shares to have a par value. Elimination of the par value will simplify various technical aspects of the Company’s share capital, such as avoiding the need for the par value of the ordinary shares to be paid or allocated upon the vesting of restricted stock units. Moreover, elimination of the par value will facilitate any future stock split or reverse stock split that the Company may decide to effect, by avoiding the necessity to denominate the split as a multiple of the existing par value.

The elimination of the par value of the ordinary shares is not intended to modify the rights of existing shareholders in any material respect. It will not increase the registered share capital of the Company nor will it allow the Company to make any change to the registered share capital without the prior approval of shareholders. We expect the proposed elimination of the par value of our ordinary shares will have no effect on the market value of our outstanding ordinary shares.

Specifically, we propose to amend the definition of “Ordinary Shares” in Article 1 of our Sixth Amended and Restated Articles of Association, and to amend Article 4 of our Sixth Amended and Restated Articles of Association, as follows (additions are underlined, deletions are struck through):

“Ordinary Shares” shall mean the ordinary shares of the Company, without par value ~~NIS 1.75 per share~~.

4. Authorized Share Capital

The authorized share capital of the Company is Forty Three Million Seven Hundred and Fifty Thousand New Israeli Shekels (NIS 43,750,000) divided into Twenty Five Million Ordinary Shares, without par value ~~NIS 1.75 per share~~.”

Proposed Resolution

You are requested to adopt the following resolution:

“1. RESOLVED, to approve the amendments to the Company’s Sixth Amended and Restated Articles of Association to eliminate the par value of the Company’s Ordinary Shares, as detailed in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 2

APPROVAL OF 2024 INCENTIVE COMPENSATION PLAN

Background

On August 19, 2014, we adopted our 2014 Incentive Compensation Plan, which was amended and restated on each of March 29, 2019, June 18, 2020, and July 27, 2022 (as amended and restated, the “2014 Plan”). From the time of the adoption of the 2014 Plan, we granted various equity awards to our officers, directors, employees and consultants under the 2014 Plan. Pursuant to Section 1.3 of the 2014 Plan, no awards can be granted under the plan on or after ten years from the date of adoption of the 2014 Plan. As a result, since August 19, 2024, we cannot grant any additional equity awards under the 2014 Plan.

Equity awards are an important component of our compensation program aimed at incentivizing our officers, directors and employees, and we wish to be able to continue to make grants of equity under compensation plans approved by our shareholders. Accordingly, since we cannot grant any additional awards under the 2014 Plan, we are proposing to adopt a new incentive compensation plan called the Lifeward Ltd. 2024 Incentive Compensation Plan (the “2024 Plan”) and are submitting it for the approval of our shareholders at the Meeting. Each of our compensation committee and our Board of Directors approved the 2024 Plan on November 7, 2024, subject to the approval of our shareholders. The 2024 Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by our compensation committee and/or our Board of Directors. The 2024 Plan will become effective if and when it is approved by our shareholders.

As of November 20, 2024, there were stock options to acquire 4,723 ordinary shares outstanding under the 2014 Plan, with a weighted average exercise price of $259.70 and a weighted average remaining term of 3.5 years. In addition, as of November 20, 2024, there were 329,209 unvested full-value awards with time-based vesting under the 2014 Plan. Other than the foregoing, no awards were outstanding under the 2014 Plan as of November 20, 2024.

At our 2024 Annual General Meeting of Shareholders which was held on September 4, 2024 (the “2024 AGM”), we submitted a version of the 2024 Plan (the “Prior 2024 Plan”) for the review and approval of our shareholders. The Prior 2024 plan was not approved at the 2024 AGM. The revised 2024 Plan we are submitting for approval of the shareholders at the Meeting is identical to the Prior 2024 Plan except that the maximum number of ordinary shares to be issued under the revised 2024 Plan being submitted at the Meeting is 800,000 ordinary shares as opposed to 1,206,342 ordinary shares under the Prior 2024 Plan. We believe that the lower number of ordinary shares underlying the revised 2024 Plan will result in reduced dilution of our shareholders than would have occurred under the Prior 2024 Plan and will still accomplish our goals of incentivizing our officers, directors and employees through equity compensation.

In addition, at the 2024 AGM our shareholders approved the issuance of equity compensation to Randel E. Richner, a member of the Board, in connection with the additional consulting services provided by Ms. Richner under the consulting agreement with Richner Consultants, LLC, a Delaware company owned by Ms. Richner, as described in the Definitive Proxy Statement for the 2024 AGM we filed with the SEC on July 29, 2024, as supplemented on August 9, 2024, and August 26, 2024. The approval of the issuance of equity compensation to Ms. Richner is subject to the approval of the 2024 Plan. In the event the revised 2024 Plan is approved at the Meeting, this will constitute approval of the 2024 Plan for purposes of the issuance of the equity compensation to Ms. Richner.

Summary of Material Features of the 2024 Plan

The material features of the 2024 Plan are as follows (this summary is qualified in its entirety by reference to the 2024 Plan, a copy of which is attached to this Proxy Statement as Appendix A):

•       The maximum number of ordinary shares to be issued under the 2024 Plan is 800,000 ordinary shares;

•       The 2024 Plan does not contain an annual “evergreen” provision, but rather authorizes a fixed number of shares, meaning that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation programs;

•       The 2024 Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted shares, RSUs and other share-based awards, dividend equivalent rights, and cash-based awards;

•       Shares underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2024 Plan and our 2014 Plan will be added back to the ordinary shares available for issuance under the 2024 Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the 2024 Plan to cover the exercise price or tax withholding will not be added back to the reserved pool under the 2024 Plan.  Upon the exercise of a stock appreciation right that is settled in ordinary shares, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool;

•       Stock options and stock appreciation rights will not be repriced without stockholder approval;

•       Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•       To the extent required under the rules of Nasdaq, any material amendment to the 2024 Plan is subject to approval by our shareholders;

•       Our 2024 Plan does not contain any “liberal” change in control provisions, meaning that the 2024 Plan does not provide for single-trigger acceleration in the event of a change in control transaction (defined as a “sale event” in the 2024 Plan); and

•      Awards under the 2024 Plan may be granted until ten years from the effective date of the 2024 Plan, provided, however, that no grants of incentive stock options may be made after November 7, 2034, which is the tenth anniversary of the date the 2024 Plan was approved by our Board of Directors.

Based solely on the closing price of our ordinary shares as reported by Nasdaq on November 20, 2024, and the maximum number of shares that would have been available for awards as of such date under the 2024 Plan, the maximum aggregate market value of the ordinary shares that could potentially be issued under the 2024 Plan is $1,480,000.

Rationale for Size of Reserved Pool Under the 2024 Plan

The 2024 Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our compensation committee and our Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

Summary of the Material Terms of the 2024 Plan

The terms and conditions of the 2024 Plan are substantially similar to those of the 2014 Plan. The material terms of the 2024 Plan are as follows (this summary is qualified in its entirety by reference to the 2024 Plan):

Administration.    The 2024 Plan will be administered by our compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The compensation committee may delegate to any person or persons selected by it the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits.    All employees, non-employee directors and consultants are eligible to participate in the 2024 Plan, subject to the discretion of the compensation committee. As of November 20, 2024, approximately 102 individuals would have been eligible to participate in the 2024 Plan had it been effective on such date, which includes 10 executive officers, 86 employees who are not executive officers, and 6 non-employee directors. The 2024 Plan contains certain limits on the number of awards that may be granted under the plan.

Stock Options.    The 2024 Plan permits the granting of (1) options to purchase ordinary shares intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (solely under the U.S. Sub Plan, which is attached and incorporated into the 2024 Plan (the “U.S. Sub Plan”)), and (2) options that do not so qualify. Options granted under the 2024 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The terms of options granted under the 2024 Plan, including the exercise price, vesting provisions and the duration of an option, will be determined by the compensation committee and set forth in an award agreement. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of our ordinary shares on the date of grant. Fair market value for this purpose will be determined by reference to the closing price of the ordinary shares on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the compensation committee, provided, however, that term of each option may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee in circumstances involving the optionee’s death or disability. In general, unless otherwise permitted by the compensation committee, no option granted under the 2024 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either by certified or bank check or other instrument acceptable to the compensation committee or by delivery (or attestation to the ownership) of ordinary shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of ordinary shares with a fair market value equal to the exercise price.

As permitted under the U.S. Sub Plan, to qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards entitling a grantee to receive a payment representing the difference between the base price per share of the right and the fair market value of an ordinary share on the date of exercise. SARs may be granted in tandem with an option or independent and unrelated to an option. The terms of SARs granted under the 2024 Plan, including the base price per share, vesting provisions and the duration of an SAR, will be determined by the compensation committee and set forth in an award agreement. Except as provided in the applicable award agreement, or in the discretion of the compensation committee, a SAR may be exercised only to the extent that it is then exercisable and will terminate immediately upon a termination of service of the grantee. At the discretion of the compensation committee, SARs will be payable in cash, ordinary shares or equivalent value or some combination thereof. Under the U.S. Sub Plan, the exercise price of a SAR may not be less than the fair market value of our ordinary shares on the date of grant, and the term may not exceed ten years. Except in the case of SARs (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) that are compliant with Section 409A of the Code, the exercise price of a SAR may not be less than 100% of the fair market value of our ordinary shares on the date of grant. Fair market value for this purpose will be determined by reference to the closing price of the ordinary shares on Nasdaq. The exercise price of a SAR may not be reduced after the date of the SAR grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

Restricted Shares. Restricted share awards are ordinary shares that are awarded to a grantee subject to the satisfaction of the terms and conditions established by the compensation committee in the award agreement. Until such time as the applicable restrictions lapse, restricted shares are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the grantee who holds those shares. During the vesting period, holders of restricted shares may receive dividends, although dividends payable with respect to restricted share awards with vesting shall be subject to the same vesting terms and conditions as relate to the restricted share awards.

Restricted Share Units. RSUs are awards covering a number of hypothetical units with respect to shares that are granted subject to such vesting and transfer restrictions and conditions of payment as the compensation committee may determine in an award agreement. RSUs are payable in cash, ordinary shares of equivalent value or a combination thereof.

Cash-Based Awards. The 2024 Plan provides for the grant of cash-based awards and other share-based awards (that are equity-based or equity-related awards not otherwise described in the 2024 Plan). The terms of such cash-based awards or other share-based awards will be determined by the compensation committee and set forth in an award agreement.

Dividend Equivalent Rights. The compensation committee may grant dividend equivalents based on the dividends declared on shares that are subject to any award. Dividend equivalents may be subject to any limitations and/or restrictions determined by the compensation committee and will be converted to cash or additional shares by such formula and at such time, and will be paid at such times, as may be determined by the compensation committee. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested.

Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in the 2024 Plan, the value of all awards awarded under the 2024 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $500,000.

Adjustments for Share Dividends, Stock Splits, Etc. In the event of any dividend (excluding any ordinary dividend) or other distribution, recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or similar event (including a change in control) that affects the ordinary shares, the compensation committee will make any such adjustments in such manner as it may deem equitable, including, but not limited to, any or all of the following: (i) adjusting the number of shares available for grant under the 2024 Plan, (ii) adjusting the terms of outstanding awards, (iii) providing for a substitution or assumption of awards and (iv) cancelling awards in exchange for a payment in cash.

Change of Control Provisions. In the event of a change of control (except as otherwise provided by in the applicable award agreement), each outstanding award will be either (i) honored or assumed, or equivalent rights substituted therefor, by the successor entity or parent thereof or (ii) the 2024 Plan and all awards will terminate upon the change in control. In the event of such termination (except as otherwise provided in the applicable award agreement), options and share appreciation rights with time-based vesting will become fully exercisable as of the change of control and all other awards with time-based vesting, conditions or restrictions will become fully vested and nonforfeitable as of the change of control and all awards with conditions and restrictions relating to the attainment of performance goals will be deemed to vest and become nonforfeitable as of the change of control assuming the higher of (a) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the change of control) or (b) actual achievement as of the date of such change of control. In addition, (i) the compensation committee will have the option to make or provide for a payment, in cash or in kind, to participants holding stock options and stock appreciation rights equal to the difference between the per-share consideration and the exercise price of the stock options and stock appreciation rights or (ii) each grantee will be permitted, within a specified period of time prior to the change of control transaction, to exercise all outstanding stock options and stock appreciation rights, to the extent then exercisable. The compensation committee will also have the option to make or provide for a payment, in cash or in kind, to holders of other awards in an amount equal to the consideration paid in the change of control transaction multiplied by the number of vested shares subject to the award.

Tax Withholding. Participants in the 2024 Plan are responsible for the payment of any taxes that the Company is required by any applicable law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The compensation committee may require that tax withholding obligations satisfied by withholding ordinary shares to be issued pursuant to exercise or vesting, or by tendering to the Company ordinary shares owned by the participant.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2024 Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2024 Plan will be subject to approval by our shareholders.

Effective Date of Plan. The 2024 Plan was approved by our compensation committee and our Board of Directors on November 7, 2024. Awards of incentive options may be granted under the 2024 Plan until November 7, 2034. No other awards may be granted under the 2024 Plan after the date that is ten years from the date of shareholder approval, which will be the effective date of the 2024 Plan.

New Plan Benefits

Because the grant of awards under the 2024 Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of ordinary shares that will in the future be received by or allocated to any participant in the 2024 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2024 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2023: (1) each (x) individual who served as our CEO during any part of the year ended December 31, 2023, and (y) our two most highly compensated executive officers (other than our CEO) who were serving as executive officers as of December 31, 2023; (2) all current executive officers, as a group; (3) all current directors who are not executive officers, as a group; and (4) all current employees who are not executive officers, as a group.
	Options		Stock Awards
Name and Position	Average Exercise Price ($)	Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Larry Jasinski, Chief Executive Officer	—	—	$5.87		28,571
Michael Lawless, Chief Financial Officer	—	—	$4.20		23,571
Jeannine Lynch, Vice President of Market Access and Strategy	—	—	$4.20		19,642
All current executive officers, as a group	—	—	$4.44	(2)	126,784
All current directors who are not executive officers, as a group	—	—	$5.87	(2)	42,658
All current employees and consultants who are not executive officers, as a group	—	—	$4.28	(2)	81,472

(1)
The valuation of share awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718.  For a discussion of the assumptions used in calculating these values, see Notes 2m and 9b to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)	Represents the aggregate grant date fair value for the group.

U.S. Tax Aspects Under the Code

The following is a summary of the principal United States federal income tax consequences of certain transactions under the 2024 Plan. It does not describe all federal tax consequences under the 2024 Plan, nor does it describe state or local tax consequences.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If ordinary shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If ordinary shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the ordinary shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the ordinary shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering ordinary shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the 2024 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Material Israeli Tax Consequences

 The following summarizes the tax implications for Israeli participants receiving equity awards under the 2024 Plan. It does not cover all tax matters and is intended as a general overview.

Classification of equity awards under Israeli Tax Laws. Generally, pursuant to the provisions of the Israeli Income Tax Ordinance [New Version], 1961 and the regulations enacted thereunder (together the “Ordinance”), equity awards to participants may be designated as either 102 awards or 3(9) awards, as follows:

(a)  Section 102 of the Ordinance provides that grants of equity awards to participants who are Israeli employees, directors and office holders of a company, or its affiliates, other than to a Controlling Shareholder (as defined in Section 32(9) of the Ordinance, and, generally, a holder of 10% or more of the company’s share capital) are subject to the provisions of Section 102 of the Ordinance and the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003 (“102 Rules”) (“Section 102” and “102 Awards”, respectively); and

(b)  Grants of equity awards exercisable into shares to participants who are Israeli consultants, contractors or Controlling Shareholders of the company are subject to the provisions of Section 3(9) of the Ordinance (“3(9) Awards”).

Trustee Awards under Section 102(b) of the Ordinance (“Trustee 102 Awards”). Section 102 provides for grants of Trustee 102 Awards and non-trustee 102 awards. Trustee 102 Awards may be granted under the capital gain tax route of Section 102(b)(2) and 102(b)(3) of the Ordinance (the “Capital Gain Route”, and equity awards under such tax route “Capital Gain Awards”), or under the ordinary income tax route of Section 102(b)(1) of the Ordinance (the “Ordinary Income Route”, and equity awards under such tax route “Ordinary Income Awards”). The Company elected the Capital Gain Tax Route to apply to equity awards granted to eligible Israeli participants.

Trust. Trustee 102 Awards, any shares issued upon vesting or exercise of such Trustee 102 Awards and/or other shares received subsequently following any realization of rights (e.g., bonus shares), must be deposited with a trustee appointed by the company and approved by the Israel Tax Authority, in accordance with the provisions of Section 102(a) of the Ordinance (“Trustee”). Trustee 102 Awards are afforded reduced tax rates if held by the Trustee in trust for the benefit of such eligible Israeli participants (the “Trust”) for the requisite period of time required under Section 102 (the “Minimum Trust Period”), as further described below. A sale or release from the Trust of awards or any underlying shares before the lapse of the Minimum Trust Period is possible but would result in less favorable tax treatment. The applicable Minimum Trust Period for Capital Gain Awards is two (2) years from the date of grant of such Awards.

The Trustee may not release any Trustee 102 Awards and any shares issued upon vesting or exercise of the Trustee 102 Awards prior to the full payment of the participant’s tax liabilities arising from the transfer/sale of such awards or underlying shares. Applicable taxes are withheld at the source by the “employing company” (as such term is defined by the Ordinance) of the Participant and/or by the Trustee.

Tax Consequences.

The Tax Event

(a)   3(9) Awards (except for shares or restricted shares (which are taxed on the applicable date of grant)) are taxed on the date of exercise or vesting of the applicable award into shares. The taxable benefit of the participant on such date is calculated based on the difference between the fair market value/the closing price of the share and the exercise price/purchase price, if any, as the case may be.

(b)  Trustee 102 Awards are taxed on the date of sale of the underlying shares and/or the date of the transfer of the awards or such underlying shares from Trust. The taxable benefit of the participant on such date is calculated based on the difference between the fair market value/the closing price of the share/the actual consideration received upon the sale of the underlying share, as the case may be, and the exercise price/purchase price, if any, as the case may be.

The Tax Rates

(a)  For 3(9) Awards, the benefit received on the date of the tax event as provided above is deemed as ordinary work income and taxed at the participant’s applicable marginal tax rates. The relevant company may be required to withhold applicable income tax, social security and national health insurance charges at source and in certain circumstances may be required to pay social security and national health insurance charges (a certain portion payable by the employer).

(b)  For Capital Gain Awards, if the awards (or the underlying shares) are held by a Trustee for the duration of the Minimum Trust Period, generally the benefit derived from such awards will be classified as capital gain and taxed at a rate of only 25%, with generally no social security or national health insurance charges payable.  Notwithstanding the foregoing, if the exercise price/purchase price paid for each share underlying an award is lower than the fair market value of the Company's share at the time of grant of such award (calculated as the average of the closing market prices of the share on the 30 trading days preceding the date of grant of the award), then such difference shall be deemed as ordinary income, and be taxed (on the date of the tax event) at the participant’s marginal tax rates plus applicable social security and national health insurance payments. The Company or the Trustee will withhold applicable tax at the source as required by applicable law on the date of the tax event.

However, if the shares underlying an award are sold or if the underlying shares are released from the Trust prior to the lapse of the Minimum Trust Period, gains derived from such sale or transfer shall be deemed ordinary income, taxed at the participant’s marginal tax rates, plus applicable social security and national health insurance payments.

For income above a certain amount, as provided by the Ordinance, the participant may be required to pay surtax in addition to the above.

Proposed Resolution

You are requested to adopt the following resolution:

“2. RESOLVED, to approve the Lifeward Ltd. 2024 Incentive Compensation Plan.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 3

APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI,
OUR CEO

Background

At the Meeting you will be asked to approve a one-time grant under the 2024 Plan to Larry Jasinski, the Company’s Chief Executive Officer, of 14,286 RSUs, which will vest in four equal annual installments commencing as of the date of the Meeting, subject to Mr. Jasinski’s continued employment with the Company through each such vesting date, and 14,285 performance-based RSUs (“PRSUs”), which will vest in four equal annual installments commencing as of the date of the Meeting subject to the achievement by Mr. Jasinski of certain performance-based objectives. The PRSUs will vest, subject (in addition to the passage of time and to Mr. Jasinski’s continued employment with the Company on a vesting date) to achievement of the Specified Performance Criteria by December 31, 2024. The “Specified Performance Criteria” means completion of the shutdown of the Company’s production facility in Fremont, California. Achievement of the Specified Performance Criteria shall be measured on a binary basis: if the shutdown of the Company’s production facility in Fremont, California is fully completed by December 31, 2024, 100% of the PRSUs shall vest on the basis of time in four equal annual installments commencing on the date the Specified Performance Criteria is achieved, subject to Mr. Jasinski’s continued service with the Company through each such vesting date; if the shutdown of the Company’s production facility in Fremont, California is not fully completed by December 31, 2024, none of the PRSUs shall vest.

The Board and compensation committee believe that in order to align the interests of our CEO with the interests of our shareholders it is important that our CEO maintain a sizable level of share ownership in the Company, through the time-based vesting of RSUs and PRSUs and, in the case of the PRSUs, through the achievement of the Specified Performance Criteria. Therefore, in determining or recommending the amount and form of executive compensation, the Board and the compensation committee believe that a substantial portion of our CEO’s compensation should be in the form of long-term equity incentive awards. These awards link a significant portion of our CEO’s compensation to delivering value to our shareholders, both in the form of share price performance, operating results and other performance-based objectives, and encourage his retention through long-term vesting periods. Additionally, as recommended by our compensation committee and by our Board, the proposed grant of equity awards is designed to bring Mr. Jasinski’s compensation in line with market practice. These equity grants will directly link Mr. Jasinski’s performance to delivering value to our shareholders.

Under the Israel Companies Law, the compensation of our CEO requires the approval of the compensation committee, the Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed grant of equity awards, and determined that such compensation is consistent with the Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“3. RESOLVED, to approve a one-time grant to Larry Jasinski, the Company’s Chief Executive Officer, of 14,286 RSUs and 14,285 performance-based RSUs, as described in the Proxy Statement.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution. For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting – About the Voting Procedure at the Meeting” above.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

OTHER BUSINESS

The Board knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the shareholders arise, it is the intention of the persons named in the attached form of proxy to vote such proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Your prompt action is required to vote. Therefore, whether or not you expect to attend the Meeting, please complete and sign a form of proxy and return it to us, so that it is received at our offices no later than 10:00 a.m. (Eastern Standard Time) on December 27, 2024.

ADDITIONAL INFORMATION

Householding of Proxies

As permitted under the federal securities laws, we or brokers holding shares on behalf of our shareholders will send a single set of our proxy materials, including this Proxy Statement, to multiple shareholders sharing an address who have requested that we mail them such materials. Each such shareholder will continue to receive a separate proxy card or voting instruction card and will retain a separate right to vote on all matters presented at the Meeting. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once a shareholder receives notice from the shareholder’s broker or from us that communications to the shareholder’s address will be “householded,” householding will continue until the shareholder is notified or until the shareholder provides contrary instructions. Shareholders whose households have received a single set of our proxy materials but who would like to receive additional copies of the materials may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and we will promptly deliver additional copies. Shareholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years, or who share an address with another shareholder of the Company and who would like to receive only a single set of our proxy statements should follow the instructions below.

•
Shareholders whose shares are registered in their own name should contact Equiniti Trust Company, LLC by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	Shareholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

Cost and Method of Solicitation

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our ordinary shares. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, executive officers and other employees may solicit proxies by telephone, electronic transmission and personally. Our directors, executive officers and other employees will not receive compensation for such services other than regular non-employee director or employee compensation.

By Order of the Board of Directors, Joseph Turk Chairman of the Board of Directors

APPENDIX A

LIFEWARD LTD.
2024 INCENTIVE COMPENSATION PLAN

Lifeward Ltd., an Israeli corporation (the “Company”), has adopted the Lifeward Ltd. 2024 Incentive Compensation Plan (as subsequently amended, restated, amended and restated or otherwise modified, the “Plan”) for the benefit of non-employee directors of the Company and officers and eligible employees and consultants of the Company and any Affiliates (as each term is defined below), as follows:

ARTICLE  I.
ESTABLISHMENT; PURPOSES; AND DURATION

1.1.          Establishment of the Plan.  The Company hereby establishes this incentive compensation plan to be known as the “Lifeward Ltd. 2024 Incentive Compensation Plan,” as set forth in this document.  The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, Dividend Equivalents and Cash-Based Awards.  The Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s articles of association, and applicable stock exchange rules (the “Effective Date”).  The Plan shall remain in effect as provided in Section 1.3.

1.2.          Purposes of the Plan.  The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, employees and consultants of the Company and Affiliates, whose substantial contributions are essential to the continued growth and success of the business of the Company and the Affiliates, in order to strengthen their commitment to the Company and the Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, employees and consultants with the interests of the shareholders of the Company.  To accomplish such purposes, the Plan provides that the Company may grant Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, Dividend Equivalents and Cash-Based Awards.

1.3.           Duration of the Plan.  The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions.  However, in no event may an Award be granted under the Plan on or after the date that is ten (10) years after the Effective Date; provided, however, no grants of Incentive Stock Options (as such term is defined in Appendix B) may be made hereunder or under Appendix B after the tenth anniversary of the date the Plan is approved by the Board.

ARTICLE  II.
DEFINITIONS

Certain terms used herein have the definitions given to them in the first instance in which they are used.  In addition, for purposes of the Plan, the following terms are defined as set forth below:

2.1.           “Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

2.2.           “Applicable Exchange” means the New York Stock Exchange, Nasdaq Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

2.3.          “Applicable Law” means any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange or trading system on which the Shares are then traded or listed.

2.4.          “Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Share Awards, Restricted Share Units, Cash-Based Awards, Other Share-Based Awards and Dividend Equivalents.

2.5.         “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.  Subject to compliance with Applicable Law, the Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.6.          “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.7.          “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8.          “Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Article XI.

2.9.         “Cause” means, unless otherwise provided in an Award Agreement, any of the following: (a) any fraud, embezzlement or felony or similar act by the Participant (whether or not related to Participant’s relationship with the Company or any of its Affiliates); (b) an act of moral turpitude by the Participant, or any act that causes significant injury to the reputation, business, assets, operations or business relationship of the Company or an Affiliate; (c) any breach by the Participant of an agreement between the Company or any Affiliate and the Participant, including, without limitation, breach of confidentiality, non-competition or non-solicitation covenants, or of any duty of the Participant to the Company or any Affiliate thereof; (d) in case of an Employee, performance by an Employee of any act that entitles the Company or an Affiliate (as applicable) to dismiss him without paying him any or partial severance pay in connection with such dismissal under Applicable Law; or (e) any circumstances that constitute grounds for termination for cause as defined under the Participant’s employment, consulting or service agreement with the Company or Affiliate, to the extent applicable.

2.10.        “Change of Control” means the occurrence of any of the following:

(a)                an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.10(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control;

(b)                Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)                  the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i)           the shareholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii)          the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii)       no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities (a transaction described in clauses (c)(i) through (c)(iii) above is referred to herein as a “Non-Control Transaction”); or

(d)             any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer or distribution to a Related Entity, or (B) a transfer or distribution to the Company’s shareholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company as a result of the acquisition of Voting Securities of the Company by the Company which, by reducing the number of Voting Securities of the Company then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company which in either case increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur.

Solely for purposes of this Section 2.10, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.  Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose.  None of the Company or any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Shares.

2.11.        “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.12.        “Company Surviving Corporation” has the meaning provided in Section 2.10(c)(i).

2.13.        “Consultant” means a consultant, advisor or independent contractor who is a natural person and who performs services for the Company or an Affiliate in a capacity other than as an Employee or Director (or who is a personal services company that is wholly owned by such a service provider, or the equivalent thereof, as determined by the Committee in its discretion.

2.14.        “Director” means any individual who is a member of the Board of Directors of the Company and/or any Affiliate.

2.15.        “Disability” means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by a medical doctor satisfactory to the Committee.

2.16.        “Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

2.17.        “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article X.

2.18.        “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.19.       “Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof.  An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period.  For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.19 shall be considered an Employee for purposes of the Plan.

2.20.        “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.21.        “Fair Market Value” means, if the Shares are listed on a national securities exchange, as of any given date, the closing price for a Share on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select.  If the Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in good faith.

2.22.        “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.23.        “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

2.24.        “Grant Price” means the price established at the time of grant of a SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

2.25.        “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.26.        “Non-Control Acquisition” means an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which fifty percent (50%) or more of its total value or total voting power of its Voting Securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (b) the Company or any Related Entity; (c) any Person in connection with a Non-Control Transaction; or (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date.

2.27.        “Non-Control Transaction” shall have the meaning provided in Section 2.10(c).

2.28.        “Non-Employee Director” means a Director who is not an Employee.

2.29.        “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.30.        “Option” or “Stock Option” means a Stock Option, as described in Article VI.

2.31.        “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32.        “Other Share-Based Award” means an equity-based or equity-related Award described in Section 9.1, granted in accordance with the terms and conditions set forth in Article IX.

2.33.        “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

2.34.        “Period of Restriction” means the period of time during which Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture, or, as applicable, the period of time within which performance is measured for purposes of determining whether such an Award has been earned, and, in the case of Restricted Shares, the transfer of Restricted Shares is limited in some way, in each case in accordance with Article VIII.

2.35.        “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.36.        “Restricted Shares” means an Award granted to a Participant pursuant to Article VIII.

2.37.        “Restricted Share Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

2.38.        “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.39.        “SEC” means the Securities and Exchange Commission.

2.40.        “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.41.          “Share” means an ordinary share, [par value NIS 1.75 each] [no par value each] (including any new, additional or different shares or securities resulting from any change in corporate capitalization as listed in Section 4.3).

2.42.        “Stock Appreciation Right” or “SAR” means an Award, granted as a Freestanding SAR or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.

2.43.        “Subject Person” has the meaning provided in Section 2.10.

2.44.        “Subplan” means additional incentive compensation plans as may be established by the Board within the parameters and in accordance with the overall terms and provisions of the Plan as may be needed to facilitate local administration of the Plan in any jurisdiction in which the Company or an Affiliate operate in and to conform the Plan to the legal requirements of any such jurisdiction or to allow for favorable tax treatment under any applicable provision of tax law, including, without limitation, Appendix A – Israel, Appendix B – United States, attached hereto and other appendices that may be attached to this Plan.

2.45.        “Subsidiary” means any present or future corporation which is or would be a subsidiary of the Company as determined by the Committee.

2.46.       “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate.

2.47.         “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article VII.

2.48.       “Termination” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances, including, without limitation, termination by resignation, discharge, death, disability, and retirement. Unless otherwise determined by the Committee, a Termination shall not be considered to have occurred in the case of:  (i) sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Committee; (iv) changes in status from Director to advisory director; (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates, including, whenever there was a termination of employment or service of Participant and simultaneous reemployment (or commencement of service or employment) or continuing employment or service of a Participant by the Company or any Affiliate; or (vi) if so determined by the Committee, any change in status between service as an Employee, Director or Consultant if such individual continues to perform bona fide services for the Company or an Affiliate.  A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate.  The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

2.49.       “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

ARTICLE  III.
ADMINISTRATION

3.1.         General.  The Committee shall have exclusive authority to operate, manage and administer the Plan including but not limited to authorizing and administering Subplans all in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee.  If and to the extent that the Committee may not operate in respect of any matter pursuant to Applicable Law, does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.  Accordingly, in any such case described in the immediately preceding sentence, any reference to the “Committee” shall also refer to the Board.

3.2.          Committee.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.3.          Authority of the Committee.  The Committee shall have full discretionary authority to grant or, when so restricted by applicable law, recommend the Board to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan.  Except as limited by law or by the Articles of Association of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a)          select Employees, Non-Employee Directors and Consultants who may receive Awards under the Plan and become Participants;

(b)          determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c)          determine the sizes and types of Awards;

(d)          determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e)          grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(f)          grant Substitute Awards on such terms and conditions as the Committee may prescribe;

(g)         make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination occurs by reason of cause, disability, retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

(h)          determine whether a Change of Control shall have occurred;

(i)           construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Subplan and Award Agreement;

(j)           establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(k)          establish and administer any performance goals in connection with any Awards, including performance criteria and applicable performance periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained;

(l)           construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan, Subplan and/or any Award Agreement or any other instrument relating to any Awards;

(m)         establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(n)          make all valuation determinations relating to Awards and the payment or settlement thereof;

(o)          grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award in circumstances involving the grantee’s death or disability;

(p)          subject to the provisions of Article XV, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(q)         at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(r)          offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made;

(s)          determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;

(t)           establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(u)          exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

3.4.          Award Agreements.  The Committee shall, subject to applicable laws and rules, determine the date an Award is granted.  Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. Unless required by Applicable Law, an Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award.  The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements.  Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.  In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.5.          Discretionary Authority; Decisions Binding.  The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan.  All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.  The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select in its sole and absolute discretion.  A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6.          Attorneys; Consultants.  The Committee may consult with counsel who may be counsel to the Company.  The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate.  The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.7.           Delegation of Administration.  Except to the extent prohibited or restricted by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee.  In addition, the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan.  Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE  IV.
SHARES SUBJECT TO THE PLAN

4.1.          Number of Shares Available for Issuance.  The shares subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.  Subject to adjustment as provided in Section 4.3, the total number of Shares that may be issued pursuant to Awards under the Plan shall be 800,000 Shares.  Grants or awards made under the ReWalk Robotics Ltd. 2014 Incentive Compensation Plan (the “Prior Plan”) before the Effective Date shall continue in effect from and after the Effective Date in accordance with their terms.

4.2.        Rules for Calculating Shares Issued.

(a)        Shares underlying Awards (or awards under the Prior Plan) that are forfeited (including any Shares subject to an Award (or any such other award) that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expire unexercised shall be available for issuance pursuant to future Awards. Shares underlying Awards (or awards under the Prior Plans) that are settled in cash in lieu of issuance of Shares shall not be available for issuance pursuant to future Awards.

(b)        Any Shares tendered in order to pay the Option Price of an Option or other purchase price of an Award (or the option price or other purchase price of any option or other award under the Prior Plan) or withholding tax obligations with respect to an Award (or any awards under the Prior Plan), shall not be available for issuance pursuant to future Awards.

(c)        If any Shares subject to an Award (or any award under the Prior Plan) are not delivered to a Participant because (A) such Shares are withheld to pay the Option Price or other purchase price of such Award (or any award under the Prior Plan), or withholding tax obligations with respect to such Award (or other such award) or (B) a payment upon exercise of a Stock Appreciation Right (or stock appreciation right under the Prior Plan) is made in Shares, the number of Shares subject to the exercised or purchased portion of any such Award that are not delivered to the Participant shall not be available for issuance pursuant to future Awards.

(d)         Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for issuance under the Plan.

(e)         In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan.

4.3.          Adjustment Provisions.  Notwithstanding any other provisions of the Plan to the contrary, in the event of (a) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including a Change of Control) that affects the Shares, or (b) any unusual or nonrecurring events (including a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then subject to Applicable Law, the Committee shall make any such adjustments in such manner as it may deem equitable, without obtaining Participants' consent, including any or all of the following:

(i)          adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable performance measures;

(ii)          providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)        cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other shareholders of the Company in such event, as the Committee shall resolve), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it is being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or any successor pronouncement (“ASC 718”), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  Any adjustments under this Section 4.3 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable.  Any actions or determinations of the Committee under this Section 4.3 need not be uniform as to all outstanding Awards, nor treat all Participants identically.  All determinations of the Committee as to adjustments, if any, under this Section 4.3 shall be conclusive and binding for all purposes.

4.4.          No Limitation on Corporate Actions.  The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

4.5.          Maximum Awards to Non-Employee Directors.  Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $500,000.  For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance ASC 718, but excluding the impact of estimated forfeitures related to service-based vesting provisions.

ARTICLE  V.
ELIGIBILITY AND PARTICIPATION

5.1.          Eligibility.  Employees, Non-Employee Directors and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan.

5.2.          Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees, Non-Employee Directors and Consultants and shall determine the nature and amount of each Award.

ARTICLE  VI.
STOCK OPTIONS

6.1.          Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.  The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

6.2.          Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan.

6.3.          Option Price.  The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that the Option Price shall not be less than 100 percent of the Fair Market Value on the date of grant; and provided further that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock options, shall have an Option Price that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4.          Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement, but no Option shall be exercisable more than ten years after the date the Option is granted.

6.5.          Exercise of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.  The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Restricted Shares having a Period of Restriction analogous to the exercisability provisions of the Option.  In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6.6(c)) and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 16.2(a)). The period of time over which a Nonqualified Stock Option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

6.6.          Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVI.  The Option Price upon exercise of any Option shall be payable to the Company in full by certified or bank check or such other instrument as the Committee may accept.  If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by Applicable Law, payment of the Option Price, in full or in part, may also be made as follows:

(a)          In the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Shares on the date the Option is exercised), provided that such already owned Shares must have been either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price);

(b)         By delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes;

(c)          By a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value on the date of exercise equal to the product of (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised; or

(d)          By any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6 and satisfaction of tax obligations in accordance with Article XVI, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 18.9.  Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

6.7.         Rights as a Shareholder.  No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8.         Termination of Service.  Except as otherwise provided by Section 6.5 or in the applicable Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  An Option shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement, except as otherwise provided by Section 6.5.

ARTICLE  VII.
STOCK APPRECIATION RIGHTS

7.1.          Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant an SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR).  The Committee shall have complete discretion in determining the number of Shares to which an SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

7.2.          Grant Price.  The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement; provided that the Grant Price for each SAR shall not be less than 100 percent of the Fair Market Value on the date of grant; and provided further that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock appreciation rights, shall have a Grant Price that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.  The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3.          Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable.  A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7.  An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company.  Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised.

7.4.          Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.  An Agreement may provide that the period of time over which a Freestanding SAR be exercised shall automatically be extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

7.5.          Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.6.          Term of SARs.  The term of an SAR granted under the Plan shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the term of a SAR may not exceed ten years; and provided, further, that the term of any Tandem SAR shall be the same as the related Option.

7.7.          Payment of SAR Amount.  An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)          the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b)          the number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of an SAR.  At the discretion of the Committee, such payment upon exercise of an SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8.          Rights as a Shareholder.  A Participant receiving an SAR shall have the rights of a Shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

7.9.          Termination of Service.  Except as otherwise provided by Section 6.5 (in the case of Tandem SARs) or in Section 7.4 (in the case of Freestanding SARs) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 7.9 to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 6.5 (in the case of Tandem SARs) or in Section 7.4 (in the case of Freestanding SARs).

ARTICLE  VIII.
RESTRICTED SHARES AND RESTRICTED SHARE UNITS

8.1.          Awards of Restricted Shares and Restricted Share Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine.  Awards of Restricted Shares may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Restricted Shares, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Restricted Shares to a Participant, or creation of a book entry evidencing a Participant’s ownership of Restricted Shares, pursuant to Section 8.6, the Participant shall have all of the rights of a shareholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee.

8.2.          Award Agreement.  Each Restricted Share and/or Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

8.3.          Nontransferability of Restricted Shares.  Except as provided in this Article VIII, Restricted Shares may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Share Award Agreement.

8.4.          Period of Restriction and Other Restrictions.  The Period of Restriction applicable to an Award of Restricted Shares or Restricted Share Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5.          Delivery of Shares and Settlement of Restricted Share Units.  Upon the expiration of the Period of Restriction with respect to any Restricted Shares, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement.  If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, his beneficiary or trustee (as applicable), without charge, the stock certificate evidencing the Restricted Shares that have not then been forfeited and with respect to which the Period of Restriction has expired.  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Share Units, the Company shall deliver to the Participant, or his beneficiary or trustee (as applicable), without charge, one Share for each such outstanding Restricted Share Unit; provided, however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Share Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction; provided, however, (ii) shall not apply to any Restricted Share Units granted to a US taxpayer unless such deferral also complies with the requirements of Section 409A of the Code (as such term is defined in Appendix B).  If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Share Units, less applicable tax withholdings in accordance with Article XVI.

8.6.          Forms of Restricted Share Awards.  Each Participant who receives an Award of Restricted Shares shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant or its trustee (as the case may be), which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Restricted Shares shall be held by the Company or in escrow rather than delivered to the Participant or its trustee pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company:  (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Restricted Shares.  The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Share Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence.  The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Share Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed.  The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Shares prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant or its trustee (as the case may be) who has received such Award.  Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Share Awards evidenced in such manner.  The holding of Restricted Shares by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Restricted Shares, in accordance with this Section 8.6, shall not affect the rights of Participants as owners or beneficial owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such Shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7.           Rights as a Shareholder.

(a)           Restricted Shares.  Participants holding Restricted Shares shall have all rights of a shareholder as to such Shares immediately upon issuance of such Shares, subject to the terms and conditions of the Plan, the applicable Award Agreement and the Company's Articles of Association; provided, however, that during the Period of Restriction, the Committee may apply any restrictions to any cash dividends otherwise payable with respect to such Shares while they are so held as the Committee deems appropriate. Except as set forth in the Award Agreement and subject to Applicable Law, in the event of (A) any adjustment as provided in Section 4.3, or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Restricted Shares, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Shares shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Restricted Shares.

(b)            Restricted Share Units.  A Participant receiving Restricted Share Units shall have the rights of a shareholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

8.8          Termination of Service.  Except as otherwise provided in this Section 8.8, during the Period of Restriction, any Restricted Share Units and/or Restricted Shares held by a Participant or its trustee (as applicable) that are subject to such Period of Restriction shall be forfeited and revert to the Company (or, if Restricted Shares were sold to the Participant, the Participant shall be required to resell such Shares to the Company at a repurchase price equal to the lower of the original per share purchase price paid by the Participant, subject to adjustment as provided in Section 4.3 of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals, vesting terms or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement.  Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Share Units and/or Restricted Shares, then subject to the Period of Restriction, following such Participant’s Termination.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

ARTICLE  IX.
OTHER SHARE-BASED AWARDS

9.1.           Other Share-Based Awards.  The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Share-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2.           Value of Other Share-Based Awards. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

9.3.          Payment of Other Share-Based Awards.  Payment, if any, with respect to an Other Share-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

9.4.           Rights as a Shareholder.  A Participant receiving an Other Share-Based Award shall have the rights of a shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

9.5.          Termination of Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Share-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement but need not be uniform among all Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE  X.
DIVIDEND EQUIVALENTS

Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award.  The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 18.5.  Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the grant date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee, provided that a Dividend Equivalent Right granted as a component of, or related to, an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such Restricted Stock Unit Award. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee.

ARTICLE  XI.
CASH-BASED AWARDS

11.1.          Grant of Cash-Based Awards.  Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan.  A Cash-Based Award entitles the Participant who receives such Award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which shall be set forth in the Award Agreement.  The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

11.2.          Earning and Payment of Cash-Based Awards.  Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of performance goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change of Control, as the Committee shall determine, either at or after the Grant Date.  The Committee shall determine the extent to which any applicable performance goals and/or other terms and conditions of a Cash-Based Award are attained or not attained following conclusion of the applicable performance period.  The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award. Payment of earned Cash-Based Awards shall be as determined by the Committee and set forth in the Award Agreement.

11.3.          Termination of Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Cash-Based Award following such Participant’s Termination.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE  XII.
TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

12.1.          Transferability of Awards.  Except as otherwise provided in Section 8.6 or Section 12.2 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Period of Restriction. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another Person, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.  In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.  Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12.1 shall be void and unenforceable against the Company.

12.2.          Beneficiary Designation.  Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE  XIII.
RIGHTS OF PARTICIPANTS

13.1.          Rights or Claims.  No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan.  The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award.  Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(a)
give any Employee or Non-Employee Director the right to be retained in the service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b)
restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without cause;

(c)
confer on any Consultant any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with a Consultant;

(d)
constitute a contract of employment or service between the Company or any Affiliate and any Employee, Non-Employee Director or Consultant, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(e)
give any Employee, Non-Employee Director or Consultant the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Employee, Non-Employee Director or Consultant bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(f)	give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

13.2.          Adoption of the Plan.  The adoption of the Plan shall not be deemed to give any Employee, Non-Employee Director or Consultant or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

13.3.          Vesting.  Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, and/or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, but subject to the terms of the Plan, expressly determine otherwise.

13.4.          No Effects on Benefits.  Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise.  No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

13.5.          One or More Types of Awards.  A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE  XIV.
CHANGE OF CONTROL

14.1.          Treatment of Outstanding Awards.

(a)          In the event of a Change of Control (except as otherwise may be provided in the applicable Award Agreement), the parties to such Change of Control may agree that each Award be honored or assumed by the successor entity, or equivalent rights substituted therefor with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. References to the Committee in this Section 14 are to the Committee as constituted prior to the Change of Control.

(b)          Notwithstanding any other provisions of the Plan to the contrary, in the event that the parties to such Change of Control do not provide for the honoring, assumption or substitution of Awards (as described in Section 14.1(a) above), upon the effective time of the Change of Control transaction, the Plan and all Awards will terminate. In the event of such termination (except as otherwise may be provided in the applicable Award Agreement), all Options and Stock Appreciation Rights with time-based vesting shall become fully exercisable as of the effective time of the Change of Control transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change of Control transaction, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change of Control transaction assuming the higher of achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change of Control transaction) or (b) actual achievement as of the date of such Change of Control transaction]. In addition, in the event of such termination, (i) the Committee shall have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to Participants holding Options and Stock Appreciation Rights equal to the difference between the per share consideration and the exercise price of the Options or Stock Appreciation Rights or (ii) each grantee will be permitted, within a specified period of time prior to the Change of Control transaction, to exercise all outstanding Options and Stock Appreciation Rights, to the extent then exercisable. The Committee shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the consideration paid in the Change of Control transaction multiplied by the number of vested shares subject to the award.

(c)          For the purposes of this Section 14, an Award shall be considered honored, assumed or substituted for if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such transaction is not solely common stock of the successor entity or parent thereof, the Committee may, with the consent of the successor entity or parent thereof, if applicable, provide for the consideration to be received upon the exercise or payment of an Award, for each Share subject to such Award, to be solely common stock of the successor entity or parent thereof equal in fair market value, as determined by the Committee, to the per share consideration received by holders of Shares in such transaction.  Notwithstanding anything in this Section 14 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered honor, assumed or substituted for if the Company or the successor entity or parent thereof modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect any successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid honoring, assumption or substitution.

14.2.          No Implied Rights; Other Limitations.  No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.3 or this Section 14 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award.  Any actions or determinations of the Committee under this Section 14 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

ARTICLE  XV.
AMENDMENT, MODIFICATION, AND TERMINATION

15.1.          Amendment and Termination of the Plan.  The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules.  In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules (including as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Shares may be listed or quoted).

15.2.          Amendment of Awards.  Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules.  Except as provided in Section 4.3, without prior approval of the Company’s shareholders, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.

ARTICLE  XVI.
TAX WITHHOLDING AND OTHER TAX MATTERS

16.1.          Tax Withholding.  The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

16.2.          Withholding or Tendering Shares.  Without limiting the generality of Section 16.1, subject to compliance with Applicable Law, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by:  (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required withholding obligations using the minimum statutory withholding rates for tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee.  All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.  The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Shares or otherwise.

16.3.          Restrictions.  The satisfaction of tax obligations pursuant to this Article XVI shall be subject to such restrictions as the Committee may impose, including any restrictions required by Applicable Law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such Applicable Laws.

16.4.          No Guarantee of Favorable Tax Treatment.  The Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under any provision of any applicable law.  The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

ARTICLE  XVII.
LIMITS OF LIABILITY; INDEMNIFICATION

17.1.       Limits of Liability.

(a)          Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b)          None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c)          Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.  Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d)          The Company shall not be liable to a Participant or any other person as to:  (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

17.2.          Indemnification.  Subject to the requirements of applicable law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE  XVIII.
MISCELLANEOUS

18.1.          Drafting Context.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singu-lar shall include the plural.  The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

18.2.          Forfeiture/Clawback.  The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

18.3.          Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.4.          Exercise and Payment of Awards.  An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

18.5.          Deferrals.  Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose.

18.6.          Loans.  The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by Applicable Law or the rules of any stock exchange or quotation system on which the Company’s securities are listed.  The terms and conditions of any such loan shall be established by the Committee.

18.7.          No Effect on Other Plans.  Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

18.8.          Section 16 of Exchange Act.  The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act.  Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

18.9.          Requirements of Law; Limitations on Awards.

(a)            The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b)             If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c)              If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(d)             Upon termination of any period of suspension under this Section 18.9, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e)             The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe.  The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate.  Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f)              An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements under the Company's Articles of Association and/or as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

18.10.       Participants Deemed to Accept Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

18.11.         Governing Law. The Plan, all determinations made and actions taken pursuant hereto and, except as provided below or in an applicable subplan, each Award Agreement to a Participant shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.12.         Plan Unfunded.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award.  Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

18.13.         Administration Costs.  The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

18.14.        Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

18.15.        No Fractional Shares.  An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award.  No fractional Shares shall be issued upon the exercise or payment of an Option or other Award and any such fractions shall be rounded to the nearest whole number.

18.16.        Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company or any Affiliate, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.  The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

18.17.        Right of Offset.  The Company and any Affiliate shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

18.18.        Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries in which the Company and/or any Affiliate operates or has Employees, Non-Employee Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to:

(a)	determine which Affiliates shall be covered by the Plan;

(b)	determine which Employees, Non-Employee Directors and/or Consultants are eligible to participate in the Plan;

(c)
grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate, or otherwise to comply with applicable laws or conform to applicable requirements or practices of the applicable jurisdictions;

(d)
establish Subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 18.18 by the Committee shall be attached to the Plan as appendices; and

(e)
take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

18.19.          Rules Particular to Specific Countries. Notwithstanding anything herein to the contrary, to the extent determined by the Committee, the terms and conditions of the Plan shall be adjusted with respect to a particular country or other jurisdiction by means of a Subplan to the Plan in the form of an appendix, and to the extent that the terms and conditions set forth in the Subplan conflict with any provisions of the Plan, the provisions of the Subplan shall govern. Terms and conditions set forth in the Subplan shall apply only to Awards granted to Participants under the jurisdiction of the specific country that is subject of the Subplan and shall not apply to any other Awards.

*          *          *

APPENDIX A

TO THE

LIFEWARD LTD.

2024 INCENTIVE COMPENSATION PLAN

ISRAEL

1.	GENERAL

1.1.
This appendix (the “Appendix”) shall apply only to Israeli Participants (as defined below). The provisions specified hereunder shall form an integral part of the Lifeward Ltd. 2024 Incentive Compensation Plan (the “Plan”), which applies to the issuance of Awards to employees, directors, consultants and service providers of Lifeward Ltd. (the “Company”) or its Affiliates.

1.2.	This Appendix is effective with respect to Awards granted as of 30 days from the date it was submitted with the ITA and shall comply with Section 102 (as defined below).

1.3.
This Appendix is to be read as a continuation of the Plan and only modifies Awards granted to Israeli Participants (as defined below) so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4.
The Plan and this Appendix are complementary to each other and shall be deemed as one. Subject to Section 1.3 above, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail.

1.5.	Each capitalized term not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.	DEFINITIONS

2.1.	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2.	“Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Employee.

2.3.
“Capital Gain Award (CGA)” means an Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4.	“Controlling Shareholder” shall have the meaning ascribed to it in Section 102 of the Ordinance.

2.5.
“Employee” means an Israeli Participant who is employed by the Company or its Affiliates, including an individual who is serving as an “office holder” as defined in the Israeli Companies Law, 5759-1999, as amended from time to time, but excluding any Controlling Shareholder.

2.6.
“Israeli Participant” means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for Israeli tax purposes and receives or holds an Award under the Plan and this Appendix.

2.7.	“ITA” means the Israel Tax Authority.

2.8.
“Ordinary Income Award (OIA)” means an Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.9.	“102 Award” means any Award granted to Employees pursuant to Section 102 of the Ordinance and any other rulings, procedures and clarifications promulgated thereunder or issued by the ITA.

2.10.	“3(i) Award” means an Award granted pursuant to Section 3(i) of the Ordinance to any person who is a Non-Employee.

2.11.
“Israeli Award Agreement” means, for the purpose of this Appendix and notwithstanding Section 2.4 of the Plan, a written agreement entered into and signed by the Company and an Israeli Participant that sets out the terms and conditions of an Award.

2.12.	“Non-Employee” means an Israeli Participant who is a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

2.13.	“Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961 as now in effect or as hereafter amended.

2.14.
“Section 102” means section 102 of the Ordinance, the Income Tax Rules (Tax Relief for Issuance of Shares to Employees), 2003, and any other rules, regulations, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15.	“Trustee” means any person appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.16.	“Unapproved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.	ISSUANCE OF AWARDS

3.1.
Notwithstanding Article V of the Plan and in addition thereto, any Israeli Participants eligible for participation in the Plan and this Appendix as Israeli Participants shall include any Employee and/or Non-Employee of the Company or of any of the Company’s Affiliates; provided, however, that (i) Employees may only be granted 102 Awards; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Awards.

3.2.	The Company may designate Awards granted to Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards.

3.3.	The grant of Approved 102 Awards shall be made under this Appendix and shall be conditioned upon the approval of this Appendix by the ITA.

3.4.	Approved 102 Awards may either be classified as Capital Gain Awards (“CGAs”) or Ordinary Income Awards (“OIAs”).

3.5.
No Approved 102 Awards may be granted under this Appendix to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected and shall apply to all Israeli Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

3.6.	All Approved 102 Awards must be held in trust by a Trustee, as described in Section 4 below.

3.7.	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102.

4.	TRUSTEE

4.1.	The terms and conditions applicable to the trust relating to Section 102 shall be set forth in an agreement signed by the Company and the Trustee (the “Trust Agreement”).

4.2.
Approved 102 Awards which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise or vesting of such Approved 102 Awards and/or other rights granted thereunder and/or shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Employee for no less than such period of time as required by Section 102 (the “Holding Period”). In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards shall be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102.

4.3.
Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise or vesting of Approved 102 Awards prior to the full payment of the Employee’s tax liabilities, if any, arising from Approved 102 Awards which were granted to him/her and/or any Shares allocated or issued upon exercise or vesting of such Awards.

4.4.
With respect to any Approved 102 Award, subject to the provisions of Section 102, an Israeli Participant shall not sell or release from trust any Share received upon the exercise or vesting of an Approved 102 Award and/or any rights granted thereunder and/or share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne solely by such Israeli Participant. Subject to the foregoing, the Trustee may, pursuant to a written or electronic request from the Participant, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and (ii) the Trustee has confirmed with the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, the Israeli Award Agreement and any Applicable Law.

4.5.
Upon receipt of any Approved 102 Award, if requested to do so by the Company. Affiliate or the Trustee, the Employee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Award or Share granted to him thereunder.

4.6.
Without derogating from the provisions of Article XVI of the Plan, the provisions of Section 16.1 of the Plan shall apply also to the Trustee. Accordingly, Trustee shall also have withholding rights as further described in Section 16.1 of the Plan.

4.7.
In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Company with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Shares for the Participant’s benefit, and the Israeli Participant shall have no rights as a shareholder of the Company with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Israeli Participant and the transfer of record ownership of such Shares to the Israeli Participant.

5.	THE AWARDS

Notwithstanding anything to the contrary in the Plan and in addition thereto, the terms and conditions upon which the Awards shall be issued and exercised or vest, as applicable, shall be as specified in the Israeli Award Agreement to be executed pursuant to the Plan and to this Appendix. Each Israeli Award Agreement shall be subject to Section 102 or Section 3(i) of the Ordinance, as applicable, and shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), and any applicable vesting provisions and exercise price that may be payable.

6.	FAIR MARKET VALUE

Without derogating from Section 2.21 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of any CGA, the Company’s Shares are listed on any established stock exchange or a national market system, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant.

7.	EXERCISE OF AWARDS THAT ARE OPTIONS TO PURCHASE SHARES

Awards that represent options to purchase Shares shall be exercised by the Israeli Participant by giving a written or electronic notice to the Company and/or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the Award is being exercised, at the Company’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the Award is being exercised.  Notwithstanding the provisions of Section 6.5 and 6.6 of the Plan, “net exercise” will only be available to Israeli Participants if a ruling is obtained from the ITA permitting such “net exercise.”

8.	ASSIGNABILITY AND SALE OF AWARDS

8.1.
Notwithstanding any other provision of the Plan, no Award or any right with respect thereto, or purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Israeli Participant each and all of such Israeli Participant's rights with respect to an Award shall belong only to the Israeli Participant.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

8.2.
As long as Awards or Shares purchased or issued hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Awards and/or Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution, provided that the transferee thereof shall be subject to the provisions of Section 102 as would have been applicable to the deceased Participant were he or she to have survived.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

9.1.
With regards to Approved 102 Awards, the provisions of the Plan and/or the Appendix and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit and/or any pre-rulings obtained by the ITA, and the said provisions, permit and/or pre-rulings shall be deemed an integral part of the Plan and of the Appendix and of the Israeli Award Agreement.

9.2.
Any provision of Section 102 and/or the said permit and/or pre-rulings which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Israeli Award Agreement, shall be considered binding upon the Company and the Israeli Participants.

10.	DIVIDEND

Notwithstanding anything to the contrary in the Plan and solely for the purpose of Awards granted under this Appendix, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Awards) allocated or issued upon the exercise or vesting of Awards purchased or received, as applicable, by the Israeli Participant and held by the Israeli Participant or by the Trustee, as the case may be, the Israeli Participant shall be entitled to receive dividends, if any, in accordance with the quantity of such Shares, subject to the provisions of the Company’s Articles of Association (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of  Section 102.

11.	VOTING RIGHTS

Subject to Sections 6.7, 7.8, 8.7 and 9.4 of the Plan, so long as any Shares issued to the Trustee on behalf of an Israeli Participant, under this Appendix, to the extent Trustee decides in its sole discretion to vote such Shares, then unless the Trustee is directed otherwise by the Board or by the Israeli Participant, such Shares shall not be voted and the Trustee shall not be obligated to exercise such voting rights nor notify the Israeli Participant of any meeting of the Company's shareholders.

12.	TAX CONSEQUENCES

12.1.
Notwithstanding anything to the contrary in Article XVI of the Plan and solely for the purpose of Awards granted under this Appendix, any tax consequences arising from the grant, exercise or vesting of any Award, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under Applicable Law, including withholding taxes at source. Furthermore, the Israeli Participant hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty or indexation thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Participant.

12.2.	The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to a Israeli Participant until all required payments have been fully made.

12.3.
With respect to Unapproved 102 Award, if the Israeli Participant ceases to be employed by the Company or any Affiliate, the Israeli Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.4.
Each Participant agrees to, and undertakes to comply with, any ruling, settlement, closing agreement or other similar agreement or arrangement with any tax authority in connection with the foregoing which is approved by the Company.

13.	ISRAELI PARTICIPANT'S UNDERTAKINGS

By receiving Awards under the Plan and this Appendix, the Israeli Participant (1) agrees and acknowledges that he or she have received and read the Plan, the Appendix and the Israeli Award Agreement; (2) is familiar with Section 102 and undertakes to comply with all the provisions set forth therein (including provisions regarding the applicable Tax Track that the Company has selected) or in Section 3(i), as applicable, the Plan, the Appendix, the Israeli Award Agreement and the Trust Agreement; and (3) if the Awards are granted under Section 102, the Israeli Participant undertakes, subject to the provisions of Section 102, not to sell or release the Shares from trust before the end of the Holding Period. The Israeli Participant agrees to execute any and all documents that the Company and/or its Affiliates and/or the Trustee may reasonably determine to be necessary in order to comply with the Ordinance, ruling or guidelines and rules issued by the ITA.

14.	TERM OF PLAN AND APPENDIX

Notwithstanding anything to the contrary in Article XV of the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Appendix or for any amendment to this Appendix as are necessary to comply with (i) any Applicable Law, including without limitation U.S. securities laws and the securities laws of any other jurisdiction applicable to Awards granted to Israeli Participant under this Appendix, (ii) any national securities exchange on which the Shares are traded, and (iii) any applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission.

15.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts in Tel Aviv shall have sole jurisdiction in any matters pertaining to this Appendix.

16.	NO PAYMENT FOR RESTRICTED SHARES AND RESTRICTED SHARE UNITS

Other than the par value of any Shares issuable upon grant of Restricted Shares or settlement of a Restricted Share Unit, no payment of cash by a Participant shall be required as a consideration for such a grant of Restricted Shares or issuance of Restricted Share Units.

17.	NO PAYMENTS IN CASH

Notwithstanding Sections 4.3(iii), 8.5. 9.1, 9.3 or any other provision of the Plan, no Share-Based Award will be settled in cash unless Israeli law is amended to allow such settlement.

*     *     *

APPENDIX B

TO THE

LIFEWARD LTD.

2024 INCENTIVE COMPENSATION PLAN

UNITED STATES

1.	SPECIAL PROVISIONS FOR U.S. TAXPAYERS

1.1.
This Appendix B (this “Appendix B”) to the Lifeward Ltd. 2024 Incentive Compensation Plan (the “Plan”) was adopted by the Board pursuant to Section 18.18 of the Plan.  This Appendix B shall become effective on the Effective Date.

1.2.
The provisions of this Appendix B apply only to Participants who are or may become subject to U.S. federal income tax (any such Participant, a “U.S. Taxpayer”). Grantees under this Appendix B will be such Employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to Employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the Shares underlying the Awards is treated as “service recipient stock” under Section 409A of the Code or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A of the Code.

1.3.
This Appendix B is to be read as a continuation of the Plan and only applies with respect to Options and other Awards granted under the Plan to U.S. Taxpayers. The purpose of this Appendix B is to establish certain rules and limitations applicable to Options and other Awards that may be granted or issued under the Plan to U.S. Taxpayers from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. For the avoidance of doubt, this Appendix B does not add to or modify the Plan in respect of any other category of Israeli Participants (as defined in Appendix A to the Plan).

1.4.
The Plan and this Appendix B are complementary to each other and shall be deemed as one. Subject to Section 1.3 of this Appendix B, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix B and the Plan, the provisions set out in this Appendix B shall prevail.

1.5	Section references in this Appendix B shall refer to Sections of the Plan, unless expressly indicated otherwise.

2.	DEFINITIONS

Each capitalized term not otherwise defined herein shall have the meaning assigned to it in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix B, provided, however, that to the extent that such definitions are provided for in the Plan and this Appendix B, the definitions in this Appendix B shall apply to Awards granted to U.S. Taxpayers:

2.1.
“Code” means the United States Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.2.	“Disability” means, for purposes of any ISO, a “permanent and total disability” as defined in Section 22(e)(3) of the Code.

2.3.
“Fair Market Value” has the meaning assigned to such term in the Plan; provided that the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Sections 409A and 422.

2.4.
“Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI of the Plan and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.5.
“Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI of the Plan and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.6.	“Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

3.	INCENTIVE STOCK OPTIONS

3.1.
Any Substitute Awards granted under the Plan shall be subject to compliance with the ISO rules under Code Sections 422 and 424 and the nonqualified deferred compensation rules under Code Section 409A, where applicable.

3.2.	The provisions of Section 4.2 of the Plan shall, in the case of ISOs, be subject to any limitations applicable thereto under the Code.

3.3.
The total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares determined in accordance with Section 4.1 of the Plan, as adjusted pursuant to Section 4.2 of the Plan, but without application of Section 4.2(d) of the Plan.

3.4.
The Committee shall determine any adjustment, substitution or change pursuant to Section 4.3 of the Plan after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code.

3.5.
Each Award Agreement relating to an Option shall specify whether such Option is intended to be an ISO or an NQSO. To the extent that any Option granted to a U.S. Taxpayer does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

3.6.	No ISO shall be exercisable later than the tenth (10th) anniversary of its date of grant.

3.7	The last sentence of Section 6.5 of the Plan shall not apply to ISOs.

3.8.
The right to make a payment of the Option Price of an Incentive Stock Option in the form of already owned Shares, under Section 6.6(a) of the Plan, may be authorized only as of the grant date of such Incentive Stock Option.

3.9          Section 6.6(c) of the Plan shall not apply to ISOs.

3.10.
No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option.  Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code.  Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

3.11.
Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted.  The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

3.12.
No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code.  This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

3.13.
Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO:  (i) the Tandem SAR will expire no later than the expiration of the related ISO; (ii) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

3.14.
No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 12.2 of the Plan. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

3.15.
The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine.  The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

4.	GRANT DATE FAIR MARKET OPTION PRICE AND GRANT PRICE; TERM

4.1
No Option or SAR shall be granted pursuant to this Appendix B unless the Option Price of such Option or the Grant Price of such SAR, as the case may be, shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option or SAR.  Notwithstanding the foregoing, Options or SARs may be granted with an Option Price that is less than 100 hundred percent (100%) of the Fair Market Value of a Share on the Grant Date (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, or (ii) the Stock Option is otherwise compliant with Section 409A.

4.2	Subject to Section 3.12 of this Appendix B, the term of an Option or SAR may not exceed ten years.

5.	DEFERRED COMPENSATION

5.1.
It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in Section 5.2 of this Appendix B, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly

5.2.
The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

5.3.
The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

5.4.
No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

5.5
The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A.  If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company.  If, notwithstanding the foregoing provisions of this Section 5.5, any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

5.6.
Notwithstanding the provisions of Section 4.3 of the Plan to the contrary, (1) any adjustments made pursuant to Section 4.3 of the Plan to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4.3 of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4.3 of the Plan to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

5.7.
If any Award is subject to Section 409A of the Code, the provisions of Article XIV of the Plan shall be applicable to such Award only to the extent permitted pursuant to Section 5.2 of this Appendix B or otherwise permitted in accordance with the requirements of Section 409A.

6.	RESTRICTED SHARE UNITS

6.1
The following shall apply to the grant of Restricted Share Units to US Taxpayers pursuant to this Appendix B.  In the event that Article VIII of the Plan conflicts with this Section 6 of the Appendix B, this Section 6 shall control with respect to Restricted Share Units that have been granted to US Taxpayers. A Restricted Share Unit may be settled in Shares (or cash, to the extent explicitly provided for in the Award Agreement) upon the lapse of the Period of Restriction. Except in the case of Restricted Share Units with a deferred settlement date that complies with Section 409A of the Code, at the end of the Period of Restriction, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares. Restricted Share Units with deferred settlement dates are subject to Section 409A of the Code and shall contain such additional terms and conditions as the Committee shall determine in its sole discretion in order to comply with the requirements of Section 409A of the Code.

6.2
In addition, the Committee may, in its sole discretion, permit a Participant to elect to receive a portion of future cash compensation otherwise due to such Participant in the form of an award of Restricted Share Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Section 409A of the Code and such other rules and procedures established by the Committee. Any such future cash compensation that the Participant elects to defer shall be converted to a fixed number of Restricted Share Units based on the Fair Market Value of a Share on the date the compensation would otherwise have been paid to the Participant if such payment had not been deferred as provided herein. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Any Restricted Share Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

7.	SECTION 83(B) ELECTION

If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company prior to filing such election with the United States Internal Revenue Service.  Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

8.	ADJUSTMENTS

The Committee shall determine any adjustment pursuant to Section 4.3 of the Plan after taking into account, among other things, to the extent applicable, (i) the provisions of the Code applicable to Incentive Stock Options and (ii) Section 5.6 of this Appendix B and the requirements of Section 409A.

9.	GOVERNING LAW AND JURISDICTION

This Appendix B shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, except with respect to matters that are subject to tax laws, regulations and rules in any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to this Appendix B or any related Award Agreement.

*     *     *

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

LIFEWARD LTD.

December 30, 2024 at 10:00 a.m. Eastern Standard Time

Please mark, sign, date and
mail your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

		FOR	AGAINST	ABSTAIN
1.	To amend the Company’s Sixth Amended and Restated Articles of Association to eliminate the par value of the Company's ordinary shares.	☐	☐	☐

2.	To approve the Company’s 2024 Incentive Compensation Plan.	☐	☐	☐

3.	To approve a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 14,286 restricted stock units (“RSUs”) and 14,285 performance-based RSUs.	☐	☐	☐

By executing this proxy card, you will be deemed to confirm that you are NOT a Controlling Shareholder and do NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of Proposal 3. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposal 3), please notify the Company as described on the reverse side of this proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials
for the Extraordinary General Meeting of Shareholders to Be Held on December 30, 2024:
The Notice and Proxy Statement
are available at http://ir.golifeward.com

LIFEWARD LTD.

PROXY FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 30, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ("BOARD")

The undersigned hereby constitute(s) and appoint(s) Larry Jasinski and Mike Lawless and each of them the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, all of the ordinary shares, par value NIS 1.75 per share, of LIFEWARD LTD. (the "Company") that the undersigned is/are entitled to vote at the close of business on November 20, 2024, at the Extraordinary General Meeting of Shareholders of the Company (the "Meeting") to be held at 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A. on December 30, 2024 at 10:00 a.m. Eastern Standard Time, and at any and all adjournments or postponements thereof on the following matters, which are more fully described in the Notice of Extraordinary General Meeting of Shareholders (the "Notice") and Proxy Statement relating to the Meeting (the "Proxy Statement").

This proxy, if properly executed and received by 10:00 a.m. Eastern Standard Time on December 27, 2024, will be voted in the manner directed herein by the undersigned. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted "FOR" each proposal. Should any other matter requiring a vote of shareholders arise, the proxies named above are authorized to vote in accordance with their discretion. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

Important Note: By executing this proxy card on the reverse side, the undersigned shareholder will be deemed to confirm that such shareholder is NOT a Controlling Shareholder and does NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of Proposal 3. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposal 3), please notify the Company’s Chief Financial Officer by telephone at phone number +508-281-7274 or by email at mike.lawless@golifeward.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

(Continued and to be signed on the reverse side)